UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 20, 2013

(Date of earliest event reported)

HAUPPAUGE DIGITAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13550	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2013, Hauppauge Digital, Inc. (the “Company”) received a letter (the “August 20 Nasdaq Letter”) from The Nasdaq Stock Market (“Nasdaq”) stating that the Company fails to comply with with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on the Nasdaq Capital Market. As of June 30, 2013, the Company had stockholders’ equity of $866,233, as reported in the Quarterly Report on Form 10-Q filed by the Company on August 14, 2013. The August 20 Nasdaq Letter also noted that, as of August 19, 2013, the Company did not meet the other compliance alternatives under Nasdaq Listing Rule 5550(b) of a market value of listed securities of $35 million, or $500,000 of net income from continuing operations in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2013: the Company received a letter from Nasdaq, dated August 6, 2013 (the “August 6 Nasdaq Letter”), stating that, as a result of the Company’s failure to retain compliance with the $1 minimum bid price for its common stock, the Company’s common stock will be scheduled for delisting and would be suspended from the Nasdaq Capital Market effective at the open of the market on August 15, 2013, pursuant to Nasdaq’s Listing Rule 5810(c)(3)(A), unless the Company requested an appeal of this determination. The Company has requested a hearing before a Nasdaq listing qualifications panel to appeal Nasdaq’s determination with respect to the Company’s failure to retain compliance with the $1 minimum bid price for its common stock. The hearing request stayed the delisting of the Company’s common stock, based on the reasons set forth in the August 6 Nasdaq Letter, until the hearing is completed and the hearing panel has issued a written decision. The hearing date has been scheduled for September 11, 2013 (the “Hearing”). The Company can provide no assurance that (a) following the hearing, the hearing panel will grant the Company’s request for continued listing on the Nasdaq Capital Market, and (b) the Company can maintain compliance with the other Nasdaq Listing Rules.

The August 20 Nasdaq Letter notified the Company that the Nasdaq Hearings Panel will consider the Company’s failure to maintain a minimum of $2,500,000 in stockholders’ equity, or the other compliance alternative set forth above under Nasdaq Listing Rule 5550(b), at the Hearing. Accordingly, the delisting of the Company’s common stock, based on the reasons set forth in the August 20 Nasdaq Letter, will continue to be stayed until the Hearing is completed and the Nasdaq Hearings Panel has issued a written decision. The Company can provide no assurance that (a) following the hearing, the hearing panel will grant the Company’s request for continued listing on the Nasdaq Capital Market, and (b) the Company can maintain compliance with the other Nasdaq Listing Rules.

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this Current Report on Form 8-K may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of the Company’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that the Company may make, or projections involving anticipated revenues, earnings or other aspects of the Company’s operating results or financial position, and the outcome of any contingencies. Any statements contained herein that are not historical facts are forward-looking statements. Any such forward-looking statements are based on current expectations, estimates and projections of management. The Company intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. The Company cautions that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the Company’s control that may influence the accuracy of the statements and the projections upon which the statements are based. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, the mix of products sold and the profit margins thereon, order cancellation or a reduction in orders from customers, competitive product offerings and pricing actions, the availability and pricing of key raw materials, continued decline in sales, continued operating losses, the Company’s ability to obtain financing on commercially reasonable terms or at all, the Company’s ability to formulate and implement a viable restructuring plan, dependence on key members of management, successful integration of acquisitions, economic conditions in the United States and abroad, fluctuation of the value of the Euro versus the U.S. dollar, the Company’s ability to make timely filings of the required periodic reports and other reports with the Securities and Exchange Commission, issues relating to the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, the Company’s failure to maintain compliance with Nasdaq’s continued listing requirements and the Company’s potential de-listing from Nasdaq should the Company lose its appeal related to such de-listing, as well as other risks and uncertainties discussed in the Company’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012, the Quarterly Reports on Form 10-Q for the three, six, and nine months ended December 31, 2012, March 31, 2013, and June 30, 2013, respectively, and the risk of litigation or governmental investigations or proceedings relating to any of the foregoing matters. Copies of these filings are available at www.sec.gov. Any one or more of these uncertainties, risks and other influences could materially affect the Company’s results of operations and whether forward-looking statements made by the Company ultimately prove to be accurate. The Company’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise. All cautionary statements made in this Current Report on Form 8-K should be read as being applicable to all related forward-looking statements wherever they appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL INC.

Date: August 21, 2013	By:	/s/ Gerald Tucciarone
Gerald Tucciarone Chief Financial Officer